UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 09, 2004
(Date of earliest event reported)

Gasel Transportation Lines, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-30185	311239328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

County Road 10, Route 4, Box 181A, Marieta, OH	45750
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (740) 373-6479

Item 4. Changes in Registrant's Certifying Accountant.

On January 09, 2004 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Exhibit Index
99.1	Press release dated January 09, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasel Transportation Lines, Inc. (Registrant)
January 09, 2004 (Date)	/s/ MICHAEL J. POST Michael J. Post President